================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22400
                                                     ---------

                     Oppenheimer Emerging Markets Debt Fund
               -------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                                 --------

                         Date of fiscal year end: May 31
                                                  ------

                      Date of reporting period: 08/31/2010
                                                ----------

================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS   August 31, 2010 (Unaudited)

                                                                   Principal
                                                                      Amount               Value
                                                               -------------           ---------
U.S. GOVERNMENT OBLIGATIONS -- 1.0%
U.S. Treasury Bonds, 3.50%, 5/15/20(1) (Cost $264,606)         $     255,000           $ 278,010
FOREIGN  GOVERNMENT  OBLIGATIONS -- 67.9%
Argentina -- 1.9%
Argentina  (Republic of) Bonds:
2.50%, 12/31/38(2)                                                   170,000              65,365
8.28%, 12/31/33                                                           26                  20
Series GDP, 2.724%, 12/15/35(2)                                      315,000              33,075
Series VII, 7%, 9/12/13                                               85,000              79,664
Argentina (Republic of) Sr. Unsec. Bonds, 0%, 12/15/35(2)            195,000 EUR          21,005
Argentina (Republic of) Sr. Unsec. Nts., 7%, 10/3/15                 375,000             316,333
                                                                                       ---------
                                                                                         515,462

BRAZIL -- 10.9%
Brazil (Federal Republic of) Bonds, 6%, 1/17/17                      180,000             208,350
Brazil (Federal Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/12                                                       985,000 BRR         550,860
9.762%, 1/1/17                                                     2,735,000 BRR       1,457,288
10%, 1/1/21                                                          810,000 BRR         421,620
11.378%, 5/15/45                                                     130,000 BRR         144,868
Brazil (Federal Republic of) Sr. Nts., 5.875%, 1/15/19               175,000             203,000
                                                                                       ---------
                                                                                       2,985,986

COLOMBIA -- 3.8%
Colombia (Republic of) Bonds, 12%, 10/22/15                      109,000,000 COP          78,659
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41             150,000             168,375
Colombia (Republic of) Sr. Unsec. Unsub. Bonds, 7.75%,
  4/14/21                                                         78,000,000 COP          49,195
Colombia (Republic of) Unsec. Nts., 7.375%, 1/27/17                  100,000             121,000
Colombia (Republic of) Unsec. Unsub. Bonds, 9.85%, 6/28/27       815,000,000 COP         619,667
                                                                                       ---------
                                                                                       1,036,896

EGYPT -- 3.3%
Egypt (The Arab Republic of) Sr. Unsec. Unsub. Nts.,
  6.875%, 4/30/40(3)                                                 100,000             112,750
Egypt (The Arab Republic of) Treasury Bills:
Series 91, 10.111%, 10/19/10(4)                                      150,000 EGP          25,939
Series 182, 10.031%, 1/18/11(4)                                      175,000 EGP          29,580
Series 182, 9.963%, 2/1/11(4)                                      1,950,000 EGP         327,972
Series 273, 10.571%, 4/5/11(4)                                       100,000 EGP          16,483
Series 364, 10.046%, 5/10/11(4)                                      175,000 EGP          28,666
Series 364, 10.465%, 12/21/10(4)                                   1,975,000 EGP         335,533
Series 364, 10.508%, 3/8/11(4)                                       175,000 EGP          29,078
                                                                                       ---------
                                                                                         906,001

HUNGARY -- 0.8%
Hungary (Republic of) Bonds:
Series 17/B, 6.75%, 2/24/17                                       34,000,000 HUF         145,316

                   1 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS   August 31, 2010 (Unaudited)

                                                                    Principal
                                                                       Amount                      Value
                                                               --------------            ---------------
Series 19/A, 6.50%, 6/24/19                                        19,000,000 HUF       $         78,774
                                                                                        ----------------
                                                                                                 224,090

INDONESIA -- 2.1%
Indonesia (Republic of) Nts., 6.875%, 1/17/18(3)                      315,000                    379,575
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%, 1/17/38(3)            150,000                    207,000
                                                                                        ----------------
                                                                                                 586,575

ISRAEL -- 4.9%
Israel (State of) Bonds:
5%, 1/31/20                                                         3,545,000 ILS              1,013,541
6%, 2/28/19                                                         1,075,000 ILS                322,215
                                                                                        ----------------
                                                                                               1,335,756

KOREA, REPUBLIC OF SOUTH -- 4.2%
Korea (Republic of) Sr. Unsec. Monetary Stabilization Bonds:
4.18%, 12/2/11                                                    854,000,000 KRW                720,634
Series 1202, 4.12%, 2/2/12                                        330,000,000 KRW                278,420
Korea (Republic of) Sr. Unsec. Unsub. Nts.:
5.125%, 12/7/16                                                        45,000                     50,458
7.125%, 4/16/19                                                        70,000                     89,192
                                                                                        ----------------
                                                                                               1,138,704

MALAYSIA -- 0.4%
1Malaysia Sukuk Global Bhd Sr. Unsec. Unsub. Nts.,
  3.928%, 6/4/15(3)                                                   100,000                    105,504
MEXICO -- 8.7%
United Mexican States Bonds:
5.625%, 1/15/17                                                       200,000                    225,500
Series M20, 7.50%, 6/3/27(2)                                        4,310,000 MXN                348,244
Series M10, 7.75%, 12/14/17                                         4,020,000 MXN                335,198
Series M10, 8%, 12/17/15                                            7,850,000 MXN                652,977
Series M10, 8.50%, 12/13/18                                         1,400,000 MXN                122,544
Series M20, 10%, 12/5/24                                            6,840,000 MXN                680,248
                                                                                        ----------------
                                                                                               2,364,711

PANAMA -- 1.1%
Panama (Republic of) Bonds, 7.25%, 3/15/15                            250,000                    295,750
PERU -- 1.5%
Peru (Republic of) Bonds, 7.35%, 7/21/25                              320,000                    412,000
PHILIPPINES -- 0.9%
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds,
  6.375%, 10/23/34                                                    210,000                    246,750
POLAND -- 3.0%
Poland (Republic of) Bonds, Series 1015, 6.25%, 10/24/15            2,500,000 PLZ                830,696
SOUTH AFRICA -- 6.5%
South Africa (Republic of) Bonds:
5.50%, 3/9/20                                                         100,000                    111,625
Series R208, 6.75%, 3/31/21                                         1,490,000 ZAR                185,415
Series R207, 7.25%, 1/15/20                                         5,400,000 ZAR                701,310
Series R204, 8%, 12/21/18                                           1,920,000 ZAR                263,576

                   2 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS   August 31, 2010 (Unaudited)

                                                                   Principal
                                                                      Amount                     Value
                                                              --------------           ---------------
Series R186, 10.50%, 12/21/26                                      3,110,000 ZAR       $        514,421
                                                                                       ----------------
                                                                                              1,776,347

TURKEY -- 10.5%
Turkey (Republic of) Bonds:
6.75%, 4/3/18                                                        120,000                    136,800
10.50%, 1/15/20(2)                                                   410,000 TRY                296,549
10.622%, 8/6/14                                                      910,000 TRY                643,594
16%, 3/7/12(2)                                                     2,020,000 TRY              1,470,967
Series CPI, 14.047%, 8/14/13(2)                                       75,000 TRY                 70,821
Turkey (Republic of) Sr. Unsec. Nts., 7.50%, 11/7/19                 100,000                    119,750
Turkey (Republic of) Unsec. Nts.:
6.75%, 5/30/40                                                       100,000                    110,250
7.25%, 3/5/38                                                         30,000                     35,025
                                                                                       ----------------
                                                                                              2,883,756

UKRAINE -- 0.6%
Ukraine (Republic of) Sr. Unsec. Nts., 6.75%, 11/14/17(3)            150,000                    149,790
URUGUAY -- 0.9%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36                100,000                    129,500
Uruguay (Oriental Republic of) Sr. Nts., 6.875%, 9/28/25             100,000                    123,000
                                                                                       ----------------
                                                                                                252,500

VENEZUELA -- 1.9%
Venezuela (Republic of) Bonds:
9%, 5/7/23                                                           180,000                    117,180
9.25%, 9/15/27                                                        70,000                     50,050
Venezuela (Republic of) Nts., 8.50%, 10/8/14                         180,000                    149,400
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38                                                          100,000                     53,900
7.65%, 4/21/25                                                       200,000                    116,000
9.375%, 1/13/34                                                       55,000                     35,695
                                                                                       ----------------
                                                                                                522,225
                                                                                       ----------------
Total Foreign Government Obligations (Cost $17,899,916)                                      18,569,499

CORPORATE BONDS AND NOTES -- 18.5%
CONSUMER DISCRETIONARY -- 0.4%
HOTELS, RESTAURANTS & Leisure -- 0.4%
Grupo Posadas SAB de CV, 9.25% Sr. Unsec. Nts., 1/15/15(3)           100,000                     99,875
CONSUMER STAPLES -- 0.4%
FOOD PRODUCTS -- 0.4%
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15(3)                           100,000                    102,800
ENERGY -- 7.5%
OIL, GAS & Consumable Fuels -- 7.5%
Empresa Nacional del Petroleo, 5.25% Unsec. Nts., 8/10/20(3)          25,000                     25,713
Gaz Capital SA:
6.212% Sr. Unsec. Unsub. Nts., 11/22/16(3)                           100,000                    105,500
7.288% Sr. Sec. Nts., 8/16/37(3)                                     110,000                    118,118
8.125% Nts., 7/31/14(3)                                              100,000                    112,750

                   3 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS   August 31, 2010 (Unaudited)

                                                                      Principal
                                                                         Amount                      Value
                                                                 --------------           ----------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
8.146% Sr. Sec. Nts., 4/11/18(3)                                 $      100,000           $        116,500
8.625% Sr. Sec. Nts., 4/28/34(3)                                        100,000                    123,380
9.25% Sr. Unsec. Unsub. Nts., 4/23/19(3)                                150,000                    181,500
Kazmunaigaz Finance Sub BV:
11.75% Sr. Unsec. Nts., 1/23/15(3)                                      200,000                    251,000
9.125% Nts., 7/2/18(3)                                                  120,000                    144,600
Lukoil International Finance BV:
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22(3)                                55,000                     55,825
7.25% Sr. Unsec. Unsub. Nts., 11/5/19(5)                                 20,000                     21,730
Nak Naftogaz Ukraine, 9.50% Unsec. Nts., 9/30/14                        115,000                    126,791
Pan American Energy LLC, 7.875% Sr. Unsec. Nts., 5/7/21(3)               40,000                     41,550
Pemex Project Funding Master Trust, 6.625% Sr. Unsec.
  Unsub. Nts., 6/15/38                                                   70,000                     74,948
Petrobras International Finance Co., 5.75% Sr. Unsec.
  Unsub. Nts., 1/20/20                                                  185,000                    199,291
Petroleos Mexicanos:
5.50% Bonds, 1/21/21(3)                                                  40,000                     41,954
6% Sr. Unsec. Nts., 3/5/20(3)                                            85,000                     92,438
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr.
  Unsec. Nts., 8/14/19(3)                                               100,000                    120,500
PT Adaro Indonesia, 7.625% Nts., 10/22/19(3)                            100,000                    107,250
                                                                                          ----------------
                                                                                                 2,061,338

FINANCIALS -- 3.6%
COMMERCIAL BANKS -- 3.4%
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15(3)                           55,000                     54,450
Banco BMG SA, 9.15% Nts., 1/15/16(3)                                    100,000                    108,500
Banco Panamericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20(3)           100,000                    109,625
HSBK Europe BV, 9.25% Sr. Nts., 10/16/13(3)                             250,000                    275,313
ICICI Bank Ltd., 5.50% Sr. Unsec. Nts., 3/25/15(3)                      100,000                    104,452
UK SPV Credit Finance plc, 8% Sr. Sec. Nts., 2/6/12(3)                  100,000                     98,500
VEB Finance Ltd., 6.902% Sr. Unsec. Unsub. Nts., 7/9/20(3)               70,000                     75,425
VTB Capital SA, 6.465% Sr. Sec. Unsub. Nts., 3/4/15(3)                  100,000                    103,000
                                                                                          ----------------
                                                                                                   929,265

DIVERSIFIED FINANCIAL SERVICES -- 0.2%
BM&F BOVESPA SA, 5.50% Sr. Unsec. Nts., 7/16/20(3)                       40,000                     42,786
INDUSTRIALS -- 0.4%
CONSTRUCTION & Engineering -- 0.4%
Odebrecht Finance Ltd., 7% Sr. Unsec. Nts., 4/21/20(3)                  100,000                    107,000
MATERIALS -- 2.1%
CHEMICALS -- 0.4%
Braskem Finance Ltd., 7.25% Sr. Unsec. Nts., 6/5/18(3)                  100,000                    108,000
CONSTRUCTION MATERIALS -- 0.3%
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20(3)                        100,000                     91,875
METALS & MINING -- 1.4%
Steel Capital SA for OAO Severstal, 9.75% Sec. Nts., 7/29/13(3)         140,000                    152,775

                   4 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS   August 31, 2010 (Unaudited)

                                                                           Principal
                                                                              Amount             Value
                                                                      --------------        ----------
METALS & MINING CONTINUED
Vedanta Resources plc, 9.50% Sr. Unsec. Nts., 7/18/18(3)              $      205,000        $  216,275
                                                                                            ----------
                                                                                               369,050
TELECOMMUNICATION SERVICES--1.7%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.8%
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19(3)                               95,000            86,450
Telmar Norte Leste SA, 9.50% Sr. Unsec. Nts., 4/23/19(3)                     100,000           127,250
                                                                                            ----------
                                                                                               213,700
WIRELESS TELECOMMUNICATION SERVICES--0.9%
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20(3)           100,000           113,750
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18(3)                           130,000           146,250
                                                                                            ----------
                                                                                               260,000
UTILITIES--2.4%
ELECTRIC UTILITIES--2.0%
Eskom Holdings Ltd., 10% Nts., Series ES23, 1/25/23                        1,000,000 ZAR       149,855
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19(3)                           125,000           142,295
Majapahit Holding BV, 7.75% Nts., 10/17/16(3)                                120,000           141,000
TGI International Ltd., 9.50% Nts., 10/3/17(3)                               100,000           113,125
                                                                                            ----------
                                                                                               546,275
ENERGY TRADERS--0.4%
Power Sector Assets & Liabilities Management Corp., 7.25% Sr. Gtd.
  Unsec. Nts., 5/27/19(3)                                                    100,000           121,750
                                                                                            ----------
Total Corporate Bonds and Notes (Cost $4,893,638)                                            5,053,714
STRUCTURED SECURITIES--6.7%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked
  Bonds, 10.50%, 8/19/30                                               4,276,000,000 IDR       528,931
Indonesia (Republic of) Total Return Linked
  Bonds, 11%, 9/17/25                                                  3,069,000,000 IDR       400,682
Indonesia (Republic of) Total Return Linked
  Bonds, 11.50%, 9/18/19                                               2,871,000,000 IDR       382,029
Indonesia (Republic of) Total Return Linked
  Bonds, Series 12, 10.50%, 8/19/30                                      930,000,000 IDR       115,039
Indonesia (Republic of) Total Return Linked
  Bonds, Series 15, 11%, 9/17/25                                         435,000,000 IDR        56,793
Citigroup Funding, Inc., Ghana (Republic of)
  Credit Linked Bonds, 14%, 3/9/11(2,5)                                      240,000 GHS       168,280
JPMorgan Chase & Co., Colombia (Republic of)
  Credit Linked Nts., 11%, 7/28/20(5,6)                                  265,000,000 COP       184,601
                                                                                            ----------
Total Structured Securities (Cost $1,804,998)                                                1,836,355

                                                                            Shares
                                                                      ------------------
INVESTMENT COMPANY--12.7%
JPMorgan U.S. Treasury Plus Money Market Fund,
  Agency Shares, 0.00%(7,8) (Cost $3,466,030)                              3,466,030         3,466,030

                  5 | Oppenheimer Emerging Markets Debit Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS   August 31, 2010 (Unaudited)

                                                                                                  Value
                                                                                            -----------
Total Investments, at Value (Cost $28,329,188)                                 106.8%       $29,203,608
LIABILITIES IN EXCESS OF OTHER ASSETS                                           (6.8)        (1,850,916)
                                                                      --------------        -----------
NET ASSETS                                                                     100.0%       $27,352,692
                                                                      ==============        ===========

Footnotes to Statement of Investments

PRINCIPAL AMOUNT IS REPORTED IN U.S. DOLLARS, EXCEPT FOR THOSE DENOTED IN THE FOLLOWING CURRENCIES:

BRR   Brazilian Real
COP   Colombian Peso
EGP   Egyptian Pound
EUR   Euro
GHS   Ghana Cedi
HUF   Hungarian Forint
IDR   Indonesia Rupiah
ILS   Israeli Shekel
KRW   South Korean Won
MXN   Mexican Nuevo Peso
PLZ   Polish Zloty
TRY   New Turkish Lira
ZAR   South African Rand

1. All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $59,963. See accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $5,435,718 or 19.87% of the Fund's net assets as of August 31, 2010.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. Restricted security. The aggregate value of restricted securities as of August 31, 2010 was $374,611, which represents 1.37% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                       ACQUISITION                             UNREALIZED
SECURITY                                                      DATE        COST      VALUE    DEPRECIATION
---------------------------------------------------    -----------    --------   --------    ------------
Citigroup Funding, Inc., Ghana
  (Republic of) Credit Linked Bonds, 14%, 3/9/11            8/5/10    $169,027   $168,280    $        747
JPMorgan Chase & Co., Colombia
  (Republic of) Credit Linked Nts., 11%, 7/28/20           8/24/10     185,692    184,601           1,091
Lukoil International Finance BV, 7.25%
  Sr. Unsec. Unsub. Nts., 11/5/19                          8/20/10      21,963     21,730             233
                                                                      --------   --------    ------------
                                                                      $376,682   $374,611    $      2,071
                                                                      ========   ========    ============

6. When-issued security or delayed delivery to be delivered and settled after August 31, 2010. See accompanying Notes.

7. Rate shown is the 7-day yield as of August 31, 2010.

8. Interest rate is less than 0.0005%.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

       1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

       2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

       3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of August 31, 2010 based on valuation input level:

                  6 | Oppenheimer Emerging Markets Debit Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS   August 31, 2010 (Unaudited)

                                                                                            LEVEL 3--
                                                       LEVEL 1--            LEVEL 2--     SIGNIFICANT
                                                      UNADJUSTED    OTHER SIGNIFICANT    UNOBSERVABLE
                                                   QUOTED PRICES    OBSERVABLE INPUTS          INPUTS          VALUE
                                                   -------------    -----------------    ------------    -----------
ASSETS TABLE
INVESTMENTS, AT VALUE:
U.S. Government Obligations                        $          --    $         278,010    $         --    $   278,010
Foreign Government Obligations                                --           18,569,499              --     18,569,499
Corporate Bonds and Notes                                     --            5,053,714              --      5,053,714
Structured Securities                                         --            1,836,355              --      1,836,355
Investment Company                                     3,466,030                   --              --      3,466,030
                                                   -------------    -----------------    ------------    -----------
Total Investments, at Value                            3,466,030           25,737,578              --     29,203,608
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                           --               43,356              --         43,356
Futures margins                                            4,469                   --              --          4,469
Appreciated swaps, at value                                   --              127,761              --        127,761
                                                   -------------    -----------------    ------------    -----------
Total Assets                                       $   3,470,499    $      25,908,695    $         --    $29,379,194
                                                   -------------    -----------------    ------------    -----------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                $          --    $        (112,982)   $         --    $  (112,982)
Futures margins                                           (7,563)                  --              --         (7,563)
                                                   -------------    -----------------    ------------    -----------
Total Liabilities                                  $      (7,563)   $        (112,982)   $         --    $  (120,545)
                                                   -------------    -----------------    ------------    -----------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                                        VALUE   PERCENT
-------------------------------------------         ------------   -------
Brazil                                              $  3,788,438      13.0%
United States                                          3,744,040      12.8
Turkey                                                 2,938,206      10.0
Mexico                                                 2,852,251       9.8
Indonesia                                              2,318,299       7.9
South Africa                                           1,926,202       6.6
Israel                                                 1,478,051       5.0
Russia                                                 1,426,503       4.9
Colombia                                               1,334,622       4.6
Korea, Republic of South                               1,138,704       3.9
Egypt                                                    906,001       3.1
Poland                                                   830,696       2.8
Kazakhstan                                               670,913       2.3
Argentina                                                557,012       1.9
Venezuela                                                522,225       1.8
Ukraine                                                  477,881       1.6
Peru                                                     412,000       1.4
Philippines                                              368,500       1.3
India                                                    320,727       1.1

                  7 | Oppenheimer Emerging Markets Debit Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS   August 31, 2010 (Unaudited)

GEOGRAPHIC HOLDINGS                                        VALUE     PERCENT
-----------------------------------------           ------------    --------
Panama                                                   295,750       1.0
Uruguay                                                  252,500       0.9
Hungary                                                  224,090       0.8
Ghana                                                    168,280       0.6
Trinidad & Tobago                                        120,500       0.4
Malaysia                                                 105,504       0.4
Chile                                                     25,713       0.1
                                                    ------------    --------
Total                                               $ 29,203,608     100.0%
                                                    ============    ========

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF AUGUST 31, 2010 ARE AS FOLLOWS:

                                                 CONTRACT AMOUNT       EXPIRATION                   UNREALIZED      UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION    BUY/SELL            (000'S)             DATE        VALUE    APPRECIATION    DEPRECIATION
-----------------------------------  --------    ---------------    -------------    ---------    ------------    ------------
Banc of America:
Chinese Renminbi (Yuan) (CNY)            Buy             500 CNY           6/7/11    $  73,838    $         --    $        655
Indian Rupee (INR)                       Buy          37,000 INR           9/3/10      786,203              --           3,440
Indonesia Rupiah (IDR)                   Buy         985,000 IDR          9/24/10      108,516              --             444
Kazakhstan Tenge (KZT)                  Sell          10,000 KZT          2/28/11       67,771              --              43
Malaysian Ringgit (MYR)                  Buy             500 MYR          9/24/10      159,058              --             178
South Korean Won (KRW)                   Buy         458,000 KRW          9/29/10      381,402           3,956           1,285
                                                                                                  ------------    ------------
                                                                                                         3,956           6,045
BANC OF AMERICA EM
Kazakhstan Tenge (KZT)                   Buy          10,000 KZT          2/28/11       67,771             249              --
BANK PARIBAS ASIA-- FGN
Polish Zloty (PLZ)                       Buy           3,032 PLZ    9/1/10-9/2/10      959,335              --           5,743
BARCLAY'S CAPITAL:
Euro (EUR)                              Sell             500 EUR          9/13/10      633,615           3,840              --
Hungarian Forint (HUF)                   Buy          31,000 HUF          9/13/10      136,636              --           3,180
Japanese Yen (JPY)                       Buy          37,000 JPY          11/2/10      440,734           7,291              --
                                                                                                  ------------    ------------
                                                                                                        11,131           3,180
BARCLAY'S CAPITAL EM:
Euro (EUR)                              Sell             130 EUR          9/13/10      164,740           2,960              --
Hungarian Forint (HUF)                   Buy          31,000 HUF          9/13/10      136,636              --           3,586
Indonesia Rupiah (IDR)                  Sell         864,299 IDR           9/3/10       95,606              --             104
                                                                                                  ------------    ------------
                                                                                                         2,960           3,690
CITIGROUP
Mexican Nuevo Peso (MXN)                 Buy           4,990 MXN          9/15/10      377,412              --          13,517
CITIGROUP EM
Colombian Peso (COP)                     Buy          41,000 COP          9/27/10       22,449              20              --
CREDIT SUISSE:
Hungarian Forint (HUF)                  Sell           9,000 HUF          9/13/10       39,668             672              --
New Turkish Lira (TRY)                   Buy             150 TRY          9/13/10       98,005              --             182
New Turkish Lira (TRY)                  Sell             240 TRY          9/13/10      156,808           1,287             337
Polish Zloty (PLZ)                       Buy           1,500 PLZ           9/1/10      474,684              --          12,427
South African Rand (ZAR)                 Buy             540 ZAR           9/1/10       73,220              --             983
                                                                                                  ------------    ------------
                                                                                                         1,959          13,929
DEUTSCHE BANK CAPITAL CORP.:
Polish Zloty (PLZ)                       Buy             750 PLZ           9/1/10      237,342              --           5,051
Russian Ruble (RUR)                      Buy           4,400 RUR          10/7/10      142,289              --           4,476
                                                                                                  ------------    ------------
                                                                                                            --           9,527

                  8 | Oppenheimer Emerging Markets Debit Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

DEUTSCHE BANK EM
Russian Ruble (RUR)                              Buy      13,000   RUR    10/7/10     420,399     6,381        363

GOLDMAN SACHS EM:
Brazilian Real (BRR)                             Buy         460   BRR    10/4/10     260,083       431         --
Mexican Nuevo Peso (MXN)                         Buy       3,630   MXN   10/15/10     273,681        --     11,593
                                                                                                -------   --------
                                                                                                    431     11,593

HONG KONG & SHANGHAI BANK CORP.
New Turkish Lira (TRY)                          Sell          20   TRY    9/13/10      13,067       158         --

HSBC EM:
Israeli Shekel (ILS)                             Buy       2,614   ILS     9/2/10     685,454        --        720
Israeli Shekel (ILS)                            Sell       3,300   ILS   10/29/10     864,419       751        731
New Turkish Lira (TRY)                           Buy         452   TRY     9/1/10     295,983        --        301
New Turkish Lira (TRY)                          Sell         660   TRY    9/13/10     431,223     2,015         --
                                                                                                -------   --------
                                                                                                  2,766      1,752

JP MORGAN CHASE:
Chinese Renminbi (Yuan) (CNY)                    Buy       3,600   CNY     6/7/11     531,636        --      7,287
Euro (EUR)                                      Sell          40   EUR    9/13/10      50,689        --         11
Indonesia Rupiah (IDR)                           Buy   1,123,000   IDR    9/27/10     123,648        --      1,547
Japanese Yen (JPY)                              Sell      37,000   JPY    11/2/10     440,734        --     15,789
Mexican Nuevo Peso (MXN)                         Buy       1,643   MXN     9/1/10     124,470        --      1,662
South Korean Won (KRW)                           Buy     155,000   KRW    9/29/10     129,077        --      2,394
                                                                                                -------   --------
                                                                                                     --     28,690

JP MORGAN EM:
Colombian Peso (COP)                             Buy     341,442   COP     9/7/10     186,982        --        109
Euro (EUR)                                      Sell         130   EUR    9/13/10     164,740     2,817         --
Hungarian Forint (HUF)                           Buy      31,000   HUF    9/13/10     136,636        --      3,614
Indian Rupee (INR)                               Buy      37,000   INR    11/3/10     779,266        --        667
Indian Rupee (INR)                              Sell      37,000   INR     9/3/10     786,203       529         --
Indonesia Rupiah (IDR)                          Sell   1,042,000   IDR    9/27/10     114,729       600         --
                                                                         9/24/10-
Malaysian Ringgit (MYR)                          Buy       1,500   MYR   11/30/10     475,805       961        152
South Korean Won (KRW)                          Sell     335,000   KRW   10/26/10     278,566     2,475         --
                                                                                                -------   --------
                                                                                                  7,382      4,542

RBS GREENWICH CAPITAL:
Polish Zloty (PLZ)                               Buy       4,650   PLZ    11/2/10   1,464,831        --      9,581
Polish Zloty (PLZ)                              Sell       2,530   PLZ     9/1/10     800,633     5,100         --
                                                                                                -------   --------
                                                                                                  5,100      9,581

STANDARD NEW YORK SECURITIES, INC.:
South African Rand (ZAR)                         Buy         540   ZAR    11/1/10      72,468        --        668
South African Rand (ZAR)                        Sell         540   ZAR     9/1/10      73,220       651         --
                                                                                                -------   --------
                                                                                                    651        668

STANDARD NY EM:
South African Rand (ZAR)                         Buy       1,042   ZAR     9/3/10     141,154       212         --
South African Rand (ZAR)                        Sell         840   ZAR    11/1/10     112,727        --        162
                                                                                                -------   --------
                                                                                                    212        162
                                                                                                -------   --------

Total unrealized appreciation and depreciation                                                  $43,356   $112,982
                                                                                                =======   ========

                   9 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

FUTURES CONTRACTS AS OF AUGUST 31, 2010 ARE AS FOLLOWS:

                                                                                        UNREALIZED
                                               NUMBER OF   EXPIRATION                 APPRECIATION
CONTRACT DESCRIPTION                BUY/SELL   CONTRACTS         DATE        VALUE   (DEPRECIATION)
---------------------------------   --------   ---------   ----------   ----------   --------------
U.S. Treasury Nts., 10 yr.               Buy          13     11/26/10    1,633,125   $        6,758
U.S. Treasury Nts., 10 yr.              Sell          22     11/26/10   $2,763,750          (11,479)
                                                                                     --------------
                                                                                     $       (4,721)
                                                                                     ==============

INTEREST RATE SWAP CONTRACTS AS OF AUGUST 31, 2010 ARE AS FOLLOWS:

                                       NOTIONAL
INTEREST RATE/                           AMOUNT     PAID BY   RECEIVED BY           TERMINATION
SWAP COUNTERPARTY                        (000'S)   THE FUND      THE FUND                  DATE      VALUE
---------------------------------   -----------    --------   -----------   -------------------   --------
BZDI:
Barclays Bank plc                      2,990 BRR       BZDI         12.01%               1/4/12   $111,489
Barclays Bank plc                      1,875 BRR       BZDI         12.04                1/4/17      4,518
Goldman Sachs Group, Inc. (The)          400 BRR       BZDI         11.20                1/4/17        477
Goldman Sachs Group, Inc. (The)          770 BRR       BZDI         12.00                1/4/17     11,277
                                       ---------                                                  --------
                                                                            Total Interest Rate
Total                                  6,035 BRR                                          Swaps   $127,761
                                                                                                  ========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

BRR    Brazilian Real

Abbreviation/Definition is as follows:

BZDI   Brazil Interbank Deposit Rate

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

SWAP SUMMARY AS OF AUGUST 31, 2010 IS AS FOLLOWS:

                                                         NOTIONAL
                                      SWAP TYPE FROM       AMOUNT
SWAP COUNTERPARTY                   FUND PERSPECTIVE       (000'S)       VALUE
---------------------------------   ----------------   ----------    ---------
Barclays Bank plc                   Interest Rate      4,865 BRR     $ 116,007
Goldman Sachs Group, Inc. (The)     Interest Rate      1,170 BRR        11,754
                                                                     ---------
                                                       Total Swaps   $ 127,761
                                                                     =========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

BRR   Brazilian Real

NOTES TO STATEMENT OF INVESTMENTS

The Fund commenced operations on June 30, 2010.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level

                   10 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS   August 31, 2010 (Unaudited)


3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

                  11 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS   August 31, 2010 (Unaudited)

As of August 31, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:


                                      WHEN-ISSUED OR DELAYED DELIVERY
                                      BASIS TRANSACTIONS
Purchased securities                                          $186,994

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

      COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

      CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

      EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

                   12 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS   August 31, 2010 (Unaudited)

      FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

      INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

      COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of August 31, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $170,905, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $123,924 as of August 31, 2010. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

      As of August 31, 2010 the Fund has not required certain counterparties to post collateral.

      CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to,

                   13 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS   August 31, 2010 (Unaudited)

      a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

      As of August 31, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $55,057 for which collateral was not posted by the Fund. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of August 31, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

                   14 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS   August 31, 2010 (Unaudited)

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

      INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

                   15 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS   August 31, 2010 (Unaudited)

      The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

      Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

RESTRICTED SECURITIES:

As of August 31, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities                $     28,329,188
Federal tax cost of other investments               (1,125,505)
                                              ----------------
Total federal tax cost                        $     27,203,683
                                              ================

Gross unrealized appreciation                 $      1,055,993
Gross unrealized depreciation                          (58,533)
                                              ----------------
Net unrealized appreciation                   $        997,460
                                              ================

                   16 | Oppenheimer Emerging Markets Debt Fund

ITEM 2. CONTROLS AND PROCEDURES.

      (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2010, the
            registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Debt Fund

By:   /s/ William F. Glavin, Jr.
      -------------------------------------
      William F. Glavin, Jr.
      Principal Executive Officer

Date: 10/11/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ William F. Glavin, Jr.
      -------------------------------------
      William F. Glavin, Jr.
      Principal Executive Officer

Date: 10/11/2010

By:   /s/ Brian W. Wixted
      -------------------------------------
      Brian W. Wixted
      Principal Financial Officer

Date: 10/11/2010